UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2012


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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       ANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JULY 31, 2012

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PRESIDENT'S MESSAGE

"ALTHOUGH INDIVIDUAL CIRCUMSTANCES MAY VARY,
WE BELIEVE THAT INVESTORS SHOULD MAINTAIN A        [PHOTO OF DANIEL S. McNAMARA]
PORTFOLIO WITH A LONG-TERM PERSPECTIVE."

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AUGUST 2012

The more things change, the more they stay the same. Investors, who were worried during the summer of 2011 about Europe and a U.S. government shutdown, found themselves worrying at the end of the reporting period about Europe and the U.S. "fiscal cliff." Overhanging it all -- the persistent slow-growth trajectory of the U.S. economy.

At the beginning of the reporting period, the U.S. economy appeared to be gaining strength, as it rebounded from an earlier slowdown. Though weaker-than-expected data surprised the markets in the fall of 2011, economic conditions -- including the level of unemployment -- seemed to improve during the winter. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. In fact, despite hopes that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook.

Meanwhile, politics have delayed what is expected to be a rancorous debate in Congress over another increase in the nation's debt ceiling. There also is concern about the "fiscal cliff." Unless Congress acts, $1.2 trillion in tax hikes and spending cuts, including a large reduction in military spending, will automatically take effect in 2013.

The European sovereign debt crisis also continues to roil the markets. For the last three years, market sentiment has been at the mercy of events in the European Union (EU). As yet, a lasting solution remains elusive. Policymakers have taken only incremental steps to buy time for the EU's weakest members to regain fiscal balance. Many of these nations, including Greece, Spain, and Italy, are weighed down by a staggering amount of debt.

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The uncertainty has driven a risk-on, risk-off trade in which investors shift back and forth between riskier asset classes, such as stocks and safe-haven investments, such as U.S. Treasuries. When investors are optimistic, they seek out riskier asset classes. When they are fearful, they generally favor safe-haven securities.

In the midst of this turmoil, U.S. stocks posted solid results. Indeed, compared to many other asset classes, U.S. equity performance has been outstanding. During the reporting period, the S&P 500(R) Index recorded a gain of about 9%. Still, many observers have been disappointed; stocks have not generated the larger returns they anticipated. Although individual circumstances may vary, we believe that investors should maintain a portfolio with a long-term perspective.

Fixed-income securities appear to have returned to their traditional role as an income generator. Though bonds have delivered robust returns in recent years, we don't believe they will have the same kind of performance going forward. Furthermore, the strong price appreciation also has implications for bonds' income potential. As bond prices increased, their yields dropped near record lows. In this environment, we feel it's more important than ever to have a team of experienced bond managers working on your behalf, seeking to enhance the income you receive from your USAA fixed-income funds. Both our equity and fixed-income managers will continue working hard to meet your investment needs.

From all of us at USAA Asset Management Company, I'd like to thank you for your continued investment in our family of no-load mutual funds. We are proud of what we have been able to accomplish in all kinds of market environments.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         27

   Financial Statements                                                      30

   Notes to Financial Statements                                             33

EXPENSE EXAMPLE                                                              52

ADVISORY AGREEMENTS                                                          54

TRUSTEES' AND OFFICERS' INFORMATION                                          62

The opinions expressed herein should not be considered as promises or advice and are applicable only through the period on the front of this report. The risks of investing in your fund are listed within its prospectus.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company            Quantitative Management Associates LLC*

      ARNOLD J. ESPE, CFA                      PETER XU, Ph.D.
      WASIF A. LATIF                           DANIEL CARLUCCI, CFA
      JOHN P. TOOHEY, CFA                      STACIE L. MINTZ

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o   HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

    At the end of the reporting period, the Fund had a total return of -0.20%. This compares to a total return of 7.33% for the Russell 3000(R) Index (the Index), 7.25% for the Barclays U.S. Aggregate Bond Index, 1.49% for the Lipper Flexible Portfolio Index, and 2.30% for the Lipper Mixed-Asset Target Allocation Growth Funds peer group average.

o PLEASE DISCUSS PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD.

    The Fund's fixed-income allocation returned 5.02%, which lagged the Lipper Intermediate Investment Grade peer group average return of 7.14%. The primary cause of our shortfall was our focus on commercial mortgage-backed securities and higher-yielding investment-grade corporate bonds. While both groups finished the

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 8 for benchmark definitions.

    *Effective June 4 2012, Margaret S. Stumpp is no longer a portfolio manager at Quantitative Management Associates LLC and has accepted a new role within the company.

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2  | USAA FIRST START GROWTH FUND

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    year with positive returns, they were somewhat unsteady during the
    "risk-off" periods. We continue to believe these market segments, which have performed well over the longer term, continue to offer the best trade-off of risk and return potential.

    The most notable shift in the bond portfolio was our decision to lengthen our duration (interest rate sensitivity) by adding a position in longer-term U.S. Treasuries. The goal of this move was to reduce the negative impact that a further drop in rates could have on the Fund in the event of a "shock" from Europe or elsewhere. We also took advantage of opportunities in floating-rate securities - or in other words, bonds whose yields adjust to prevailing rates - to protect against the possibility of higher rates down the road. We believe our strategy of finding higher-yielding securities that more than compensate us for the underlying risk is the best way to generate market-beating performance over time.

o   PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND.

    A portion of the Fund's equity portfolio has been managed by Quantitative Management Associates (QMA) since October 2011. During that time, QMA added modest value through its active strategy of favoring companies with improving earnings prospects, high-quality, and good relative value.

    Our portion of the Fund's equity portfolio incorporates exchange-traded funds (ETFs) that augment diversification by providing exposure to the international markets. Our investment in an ETF linked to the non-U.S. developed markets underperformed during the past year due largely to the impact of the European debt crisis. However, we began to see more attractive relative valuations in certain segments of the non-U.S. developed markets during the first calendar quarter. We, therefore, boosted our allocation to the asset class, but we maintained an underweight overall due to our ongoing caution regarding the problems in Europe. Our investment in an ETF that

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    tracks the emerging markets also underperformed U.S. equities by a wide margin. We remain positive about emerging markets, as we believe they offer stronger economic growth and more attractive valuations than their developed-market counterparts.

o   HOW DID YOUR HEDGING STRATEGY IMPACT PERFORMANCE?

    Our hedging strategy -- which seeks to manage the risk of stock market volatility -- detracted from performance, as would be expected at a time in which equities produced a gain. However, we believe this strategy will add value for the Fund if volatility returns in the months ahead.

o   WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    The U.S. economy continues to experience sluggish, uneven growth. This is nothing new, as the United States is now in the fifth year of a long deleveraging process that is likely to continue for many more years to come. What is new, however, is the recent downturn in corporate earnings estimates. Despite slow economic growth, U.S. corporations have been able to boost profit margins and increase bottom-line earnings in recent years through aggressive cost-cutting. In turn, this has provided a boost to both the economy and the stock market. Now, with earnings estimates beginning to decline, it remains to be seen whether U.S. equities warrant their higher valuation relative to other developed markets around the world. We will be monitoring this closely as we move into the second half of the year.

    On the positive side, the U.S. economy remains the proverbial "best house in a bad neighborhood" relative to its developed-market peers. The combination of the steadier housing market, the boom in the energy industry resulting from the fracking revolution, and the positive impact lower oil prices should have on domestic consumers are all factors that should provide support to our economy. While we

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4  | USAA FIRST START GROWTH FUND

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    see the United States moving closer to self-sustaining growth in the next two to three years, the near-term outlook remains murky due to the potential impact of Europe's continued economic downturn.

    While fundamentals remain the key driver of long-term financial market performance, the near-term picture is likely to remain dominated by questions related to government policy worldwide. In the United States, the election and the policy response to the upcoming "fiscal cliff" - the combination of increased taxes and reduced government spending currently scheduled to take place in 2013 -- is likely to create a great deal of uncertainty in the months ahead. Other potential sources of volatility include economic data out of China, the debt crisis in Europe, and speculation as to whether the U.S. Federal Reserve will enact a third round of its stimulative quantitative easing policy.

    As these developments inevitably create elevated short-term "noise" in the financial markets, our response will be to maintain our steady, long-term investment strategy and emphasis on diversification. We believe this steady approach -- while always important -- is even more essential in the current, news-driven environment.

    We thank you for your investment in the Fund.

Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND) (Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         7/31/12                    7/31/11
--------------------------------------------------------------------------------
Net Assets                            $222.4 Million             $226.9 Million
Net Asset Value Per Share                $10.87                     $11.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
     1 Year                      5 Years                          10 Years
     -0.20%                       2.98%                             5.93%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/11*
--------------------------------------------------------------------------------
   Before Reimbursement     2.00%              After Reimbursement     1.47%

               (includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIOS REPRESENT THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND ARE CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES SO THAT THE TOTAL EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2012. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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6  | USAA FIRST START GROWTH FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      RUSSELL        LIPPER FLEXIBLE        USAA FIRST START        BARCLAYS U.S.
                    3000 INDEX     PORTFOLIO FUNDS INDEX      GROWTH FUND       AGGREGATE BOND INDEX
 7/31/2002          $10,000.00          $10,000.00            $10,000.00             $10,000.00
 8/31/2002           10,047.24           10,075.34             10,000.00              10,168.84
 9/30/2002            8,991.57            9,366.23              9,644.89              10,333.53
10/31/2002            9,707.54            9,843.34             10,014.20              10,286.46
11/30/2002           10,294.96           10,262.07              9,943.18              10,283.73
12/31/2002            9,712.93            9,905.65              9,502.84              10,496.15
 1/31/2003            9,475.26            9,736.15              9,360.80              10,505.11
 2/28/2003            9,319.38            9,638.72              9,247.16              10,650.46
 3/31/2003            9,417.38            9,701.01              9,531.25              10,642.26
 4/30/2003           10,186.38           10,255.37             10,028.41              10,730.07
 5/31/2003           10,801.27           10,759.17             10,568.18              10,930.13
 6/30/2003           10,947.04           10,869.93             10,752.84              10,908.44
 7/31/2003           11,198.16           10,921.02             11,178.98              10,541.71
 8/31/2003           11,446.31           11,144.22             11,448.86              10,611.70
 9/30/2003           11,322.04           11,154.45             11,377.84              10,892.59
10/31/2003           12,007.25           11,592.69             12,159.09              10,791.01
11/30/2003           12,172.63           11,714.66             12,116.48              10,816.85
12/31/2003           12,729.41           12,186.84             12,230.11              10,926.93
 1/31/2004           12,994.95           12,361.91             12,301.14              11,014.84
 2/29/2004           13,170.02           12,528.75             12,500.00              11,134.07
 3/31/2004           13,013.69           12,475.26             12,528.41              11,217.45
 4/30/2004           12,744.61           12,162.51             12,173.30              10,925.61
 5/31/2004           12,929.83           12,246.85             12,286.93              10,881.84
 6/30/2004           13,186.81           12,461.66             12,372.16              10,943.34
 7/31/2004           12,688.15           12,128.49             11,747.16              11,051.82
 8/31/2004           12,740.40           12,185.98             11,889.20              11,262.63
 9/30/2004           12,936.24           12,383.97             12,357.95              11,293.19
10/31/2004           13,148.71           12,553.77             12,272.73              11,387.89
11/30/2004           13,759.94           13,001.38             12,926.14              11,297.06
12/31/2004           14,250.23           13,344.79             13,622.16              11,401.00
 1/31/2005           13,870.68           13,131.67             13,139.20              11,472.60
 2/28/2005           14,176.02           13,379.22             13,238.64              11,404.87
 3/31/2005           13,936.25           13,141.80             13,068.18              11,346.30
 4/30/2005           13,633.46           12,901.67             13,025.57              11,499.86
 5/31/2005           14,150.05           13,199.40             13,551.14              11,624.27
 6/30/2005           14,248.90           13,296.29             13,707.39              11,687.66
 7/31/2005           14,833.46           13,721.73             14,190.34              11,581.26
 8/31/2005           14,692.05           13,721.18             13,963.07              11,729.73
 9/30/2005           14,820.59           13,920.31             14,318.18              11,608.90
10/31/2005           14,543.02           13,730.25             14,275.57              11,517.02
11/30/2005           15,108.74           14,059.70             14,957.39              11,567.96
12/31/2005           15,122.31           14,191.33             15,085.23              11,677.94
 1/31/2006           15,627.56           14,649.95             15,383.52              11,678.60
 2/28/2006           15,655.34           14,587.30             15,184.66              11,717.37
 3/31/2006           15,925.96           14,819.40             15,071.02              11,602.39
 4/30/2006           16,098.74           14,986.22             14,829.55              11,581.35
 5/31/2006           15,583.31           14,642.69             14,005.68              11,569.00
 6/30/2006           15,610.89           14,627.29             13,877.84              11,593.52
 7/31/2006           15,596.27           14,675.91             13,664.77              11,750.29
 8/31/2006           15,977.80           14,934.86             13,835.23              11,930.17
 9/30/2006           16,335.46           15,099.44             14,247.16              12,034.96
10/31/2006           16,923.50           15,498.07             14,545.45              12,114.57
11/30/2006           17,291.72           15,844.70             14,786.93              12,255.12
12/31/2006           17,498.81           16,003.68             14,938.15              12,184.00
 1/31/2007           17,831.88           16,193.75             15,139.05              12,179.00
 2/28/2007           17,539.36           16,130.51             14,981.20              12,366.80
 3/31/2007           17,721.92           16,281.96             15,096.00              12,367.17
 4/30/2007           18,429.85           16,789.87             15,569.55              12,433.86
 5/31/2007           19,101.48           17,167.68             15,870.89              12,339.63
 6/30/2007           18,743.74           17,089.81             15,669.99              12,303.13
 7/31/2007           18,104.53           16,916.85             15,354.30              12,405.75
 8/31/2007           18,364.41           16,905.36             15,440.40              12,557.80
 9/30/2007           19,033.92           17,571.70             15,870.89              12,653.07
10/31/2007           19,383.08           18,039.45             16,114.84              12,766.73
11/30/2007           18,510.48           17,612.43             15,626.95              12,996.32
12/31/2007           18,398.46           17,535.23             15,548.08              13,032.82
 1/31/2008           17,283.30           16,965.30             14,789.64              13,251.75
 2/29/2008           16,746.49           16,858.03             14,600.03              13,270.14
 3/31/2008           16,647.27           16,633.80             14,425.00              13,315.42
 4/30/2008           17,479.78           17,234.02             14,716.71              13,287.59
 5/31/2008           17,837.88           17,506.99             14,979.25              13,190.15
 6/30/2008           16,365.89           16,720.54             14,249.98              13,179.49
 7/31/2008           16,235.36           16,404.35             14,089.54              13,168.74
 8/31/2008           16,487.51           16,348.28             14,162.46              13,293.72
 9/30/2008           14,937.29           14,816.67             13,126.90              13,115.17
10/31/2008           12,288.01           12,538.16             11,274.55              12,805.59
11/30/2008           11,318.01           11,831.85             10,501.52              13,222.41
12/31/2008           11,534.53           12,271.38             10,741.70              13,715.73
 1/31/2009           10,566.54           11,750.62             10,107.17              13,594.71
 2/28/2009            9,459.64           10,957.93              9,427.31              13,543.40
 3/31/2009           10,288.25           11,683.98              9,940.98              13,731.67
 4/30/2009           11,370.92           12,619.71             10,922.99              13,797.32
 5/31/2009           11,977.64           13,423.33             11,814.36              13,897.40
 6/30/2009           12,018.45           13,203.01             12,116.51              13,976.44
 7/31/2009           12,953.91           14,277.53             12,766.15              14,201.88
 8/31/2009           13,416.78           14,625.40             13,264.71              14,348.93
 9/30/2009           13,978.89           15,245.54             13,944.57              14,499.66
10/31/2009           13,619.36           15,007.65             13,974.78              14,571.25
11/30/2009           14,393.26           15,647.82             14,307.15              14,759.90
12/31/2009           14,803.43           15,850.63             14,676.79              14,529.18
 1/31/2010           14,269.80           15,436.29             14,598.72              14,751.13
 2/28/2010           14,753.57           15,703.65             14,864.16              14,806.21
 3/31/2010           15,683.44           16,470.24             15,457.47              14,788.01
 4/30/2010           16,021.90           16,721.06             15,582.38              14,941.95
 5/31/2010           14,756.21           15,759.44             14,942.22              15,067.68
 6/30/2010           13,907.91           15,246.55             14,458.20              15,303.96
 7/31/2010           14,873.43           16,065.68             15,192.04              15,467.24
 8/31/2010           14,173.29           15,683.42             14,770.47              15,666.26
 9/30/2010           15,511.49           16,680.32             15,879.04              15,682.96
10/31/2010           16,117.63           17,230.04             16,331.83              15,738.80
11/30/2010           16,210.68           17,216.69             16,253.77              15,648.34
12/31/2010           17,309.59           17,897.00             16,991.93              15,479.60
 1/31/2011           17,687.66           18,270.93             17,215.72              15,497.61
 2/28/2011           18,331.63           18,639.81             17,759.20              15,536.38
 3/31/2011           18,414.32           18,724.54             18,014.96              15,544.96
 4/30/2011           18,962.42           19,255.66             18,542.46              15,742.29
 5/31/2011           18,746.05           19,088.66             18,350.64              15,947.73
 6/30/2011           18,409.39           18,810.65             18,110.87              15,901.04
 7/31/2011           17,987.82           18,658.99             17,823.14              16,153.36
 8/31/2011           16,908.64           17,842.33             16,736.17              16,389.36
 9/30/2011           15,596.60           16,644.25             15,649.20              16,508.58
10/31/2011           17,391.66           18,027.06             16,848.06              16,526.32
11/30/2011           17,344.65           17,751.36             16,688.22              16,511.98
12/31/2011           17,487.21           17,689.94             16,608.61              16,693.46
 1/31/2012           18,369.67           18,505.27             17,394.04              16,840.04
 2/29/2012           19,146.76           19,087.92             17,983.11              16,836.17
 3/31/2012           19,737.38           19,264.17             18,195.83              16,743.92
 4/30/2012           19,607.92           19,217.84             18,081.29              16,929.55
 5/31/2012           18,395.78           18,194.67             17,083.14              17,082.74
 6/30/2012           19,116.26           18,706.60             17,623.12              17,089.43
 7/31/2012           19,305.61           18,936.31             17,786.75              17,325.15

                                   [END CHART]

                          Data from 7/31/02 to 7/31/12.

                          See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                            TOP 10 EQUITY HOLDINGS
                               AS OF 7/31/2012
                              (% of Net Assets)

iShares MSCI EAFE Index Fund* ............................................ 14.4%
Vanguard MSCI Emerging Markets ETF* ......................................  7.5%
Apple, Inc. ..............................................................  2.1%
Exxon Mobil Corp. ........................................................  1.5%
General Electric Co. .....................................................  0.9%
Chevron Corp. ............................................................  0.9%
Microsoft Corp. ..........................................................  0.8%
JPMorgan Chase & Co. .....................................................  0.7%
International Business Machines Corp. ....................................  0.7%
Wells Fargo & Co. ........................................................  0.7%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with the exchange-traded fund sponsor, the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-26.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2012 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                                 28.0%
FOREIGN EXCHANGE-TRADED FUNDS**                                            21.9%
INFORMATION TECHNOLOGY                                                      9.2%
ENERGY                                                                      6.5%
INDUSTRIALS                                                                 6.2%
HEALTH CARE                                                                 5.8%
CONSUMER DISCRETIONARY                                                      5.5%
CONSUMER STAPLES                                                            4.0%
UTILITIES                                                                   3.9%
U.S. TREASURY SECURITIES                                                    3.4%
MONEY MARKET INSTRUMENTS                                                    2.0%
MATERIALS                                                                   1.6%
TELECOMMUNICATION SERVICES                                                  1.1%
DOMESTIC EXCHANGE-TRADED FUNDS**                                            0.4%

                                   [END CHART]

 * Excludes options.

** Exchange-traded funds (ETFs) are baskets of securities and are traded like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2012 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

42.03% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,501,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2012

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES      SECURITY                                                                         (000)
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES (70.5%)

COMMON STOCKS (45.7%)

CONSUMER DISCRETIONARY (5.5%)
-----------------------------
ADVERTISING (0.1%)
       700   Arbitron, Inc.                                                               $     25
     1,700   Omnicom Group, Inc.                                                                85
                                                                                          --------
                                                                                               110
                                                                                          --------
APPAREL RETAIL (0.9%)
     4,100   Ann, Inc.*                                                                        111
     7,200   Ascena Retail Group, Inc.*                                                        132
     6,600   Body Central Corp.*                                                                68
     4,400   Finish Line, Inc. "A"                                                              92
     4,700   Foot Locker, Inc.                                                                 155
    10,100   Ross Stores, Inc.                                                                 671
    17,500   TJX Companies, Inc.                                                               775
                                                                                          --------
                                                                                             2,004
                                                                                          --------
APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
    10,700   Coach, Inc.                                                                       528
     7,100   True Religion Apparel, Inc.                                                       186
     5,500   Vera Bradley, Inc.*                                                               125
                                                                                          --------
                                                                                               839
                                                                                          --------
AUTO PARTS & EQUIPMENT (0.2%)
    12,500   Delphi Automotive plc*                                                            355
     4,000   Federal-Mogul Corp.*                                                               40
     2,200   Lear Corp.                                                                         78
                                                                                          --------
                                                                                               473
                                                                                          --------
AUTOMOBILE MANUFACTURERS (0.3%)
    50,200   Ford Motor Co.                                                                    464
     4,700   Thor Industries, Inc.                                                             135
                                                                                          --------
                                                                                               599
                                                                                          --------
AUTOMOTIVE RETAIL (0.0%)
       600   America's Car Mart, Inc.*                                                          28
                                                                                          --------
BROADCASTING (0.1%)
     6,700   Belo Corp. "A"                                                                     46
     5,500   CBS Corp. "B"                                                                     184
     1,200   Nexstar Broadcasting Group, Inc. "A"*                                               8
                                                                                          --------
                                                                                               238
                                                                                          --------
CABLE & SATELLITE (0.5%)
     2,700   AMC Networks, Inc. A*                                                             117
     3,800   Comcast Corp. "A"                                                                 124
    13,800   DIRECTV "A"*                                                                      685
     2,400   DISH Network Corp. "A"                                                             74
                                                                                          --------
                                                                                             1,000
                                                                                          --------
CATALOG RETAIL (0.2%)
     7,900   HSN, Inc.                                                                         335
                                                                                          --------
COMPUTER & ELECTRONICS RETAIL (0.1%)
     9,700   Best Buy Co., Inc.                                                                175
     1,200   Systemax, Inc.*                                                                    15
                                                                                          --------
                                                                                               190
                                                                                          --------
DEPARTMENT STORES (0.4%)
     4,800   Dillard's, Inc. "A"                                                               313
    17,500   Macy's, Inc.                                                                      627
                                                                                          --------
                                                                                               940
                                                                                          --------
DISTRIBUTORS (0.1%)
     3,400   Genuine Parts Co.                                                                 218
                                                                                          --------
HOME IMPROVEMENT RETAIL (0.3%)
    14,500   Home Depot, Inc.                                                                  757
                                                                                          --------
HOMEFURNISHING RETAIL (0.0%)
     1,500   Bed Bath & Beyond, Inc.*                                                           91
                                                                                          --------
HOTELS, RESORTS & CRUISE LINES (0.0%)
     2,300   Interval Leisure Group, Inc.                                                       42
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES (0.1%)
     4,900   Whirlpool Corp.                                                              $    331
                                                                                          --------
HOUSEWARES & SPECIALTIES (0.1%)
     1,700   Libbey, Inc.*                                                                      25
     4,800   Tupperware Brands Corp.                                                           251
                                                                                          --------
                                                                                               276
                                                                                          --------
LEISURE PRODUCTS (0.1%)
     2,500   Polaris Industries, Inc.                                                          188
                                                                                          --------
MOTORCYCLE MANUFACTURERS (0.1%)
     3,500   Harley-Davidson, Inc.                                                             151
                                                                                          --------
MOVIES & ENTERTAINMENT (0.5%)
     2,000   Carmike Cinemas, Inc.*                                                             28
     9,800   Time Warner, Inc.                                                                 383
    13,300   Viacom, Inc."B"                                                                   621
     1,400   Walt Disney Co.                                                                    69
                                                                                          --------
                                                                                             1,101
                                                                                          --------
PUBLISHING (0.2%)
    10,900   McGraw-Hill Companies, Inc.                                                       512
                                                                                          --------
RESTAURANTS (0.8%)
     2,000   AFC Enterprises, Inc.*                                                             44
       200   Biglari Holdings, Inc.*                                                            75
     2,400   Bob Evans Farms, Inc.                                                              92
       400   Chipotle Mexican Grill, Inc.*                                                     117
     7,000   McDonald's Corp.                                                                  626
     2,500   Panera Bread Co."A"*                                                              394
     7,200   Yum! Brands, Inc.                                                                 467
                                                                                          --------
                                                                                             1,815
                                                                                          --------
TEXTILES (0.0%)
     1,900   Unifi, Inc.*                                                                       21
                                                                                          --------
             Total Consumer Discretionary                                                   12,259
                                                                                          --------
CONSUMER STAPLES (3.5%)
----------------------
AGRICULTURAL PRODUCTS (0.8%)
    23,300   Archer-Daniels-Midland Co.                                                        608
     9,100   Bunge Ltd.                                                                        599
    10,000   Ingredion, Inc.                                                                   519
                                                                                          --------
                                                                                             1,726
                                                                                          --------
DRUG RETAIL (0.5%)
    20,400   CVS Caremark Corp.                                                                923
     3,800   Walgreen Co.                                                                      138
                                                                                          --------
                                                                                             1,061
                                                                                          --------
FOOD DISTRIBUTORS (0.0%)
     1,100   Andersons, Inc.                                                                    42
                                                                                          --------
FOOD RETAIL (0.3%)
    27,200   Kroger Co.                                                                        603
                                                                                          --------
HOUSEHOLD PRODUCTS (0.6%)
       900   Energizer Holdings, Inc.*                                                          70
    19,600   Procter & Gamble Co.                                                            1,265
       800   Spectrum Brands Holdings, Inc.*                                                    30
                                                                                          --------
                                                                                             1,365
                                                                                          --------
HYPERMARKETS & SUPER CENTERS (0.3%)
     9,800   Wal-Mart Stores, Inc.                                                             729
                                                                                          --------
PACKAGED FOODS & MEAT (0.3%)
     6,300   Hormel Foods Corp.                                                                176
    33,000   Tyson Foods, Inc."A"                                                              495
                                                                                          --------
                                                                                               671
                                                                                          --------
SOFT DRINKS (0.7%)
    12,500   Coca Cola Enterprises, Inc.                                                       366
     8,200   Coca-Cola Co.                                                                     663
     3,500   Monster Beverage Corp.*                                                           233
     5,300   PepsiCo, Inc.                                                                     385
                                                                                          --------
                                                                                             1,647
                                                                                          --------
             Total Consumer Staples                                                          7,844
                                                                                          --------
ENERGY (5.1%)
-------------
INTEGRATED OIL & GAS (2.9%)
    17,100   Chevron Corp.                                                                   1,874
    38,300   Exxon Mobil Corp.                                                               3,326
    14,500   Hess Corp.                                                                        684
     4,500   Murphy Oil Corp.                                                                  241
     2,700   Occidental Petroleum Corp.                                                        235
                                                                                          --------
                                                                                             6,360
                                                                                          --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES (0.7%)
    19,000   Helix Energy Solutions Group, Inc.*                                          $    340
       500   Matrix Service Co.*                                                                 5
    10,700   National-Oilwell Varco, Inc.                                                      774
     4,800   Oceaneering International, Inc.                                                   248
     1,800   Schlumberger Ltd.                                                                 128
                                                                                          --------
                                                                                             1,495
                                                                                          --------
OIL & GAS EXPLORATION & PRODUCTION (0.7%)
     8,700   Apache Corp.                                                                      749
       800   Cabot Oil & Gas Corp.                                                              34
     1,600   ConocoPhillips                                                                     87
     2,500   EOG Resources, Inc.                                                               245
    18,500   Marathon Oil Corp.                                                                490
     2,700   Swift Energy Co.*                                                                  50
                                                                                          --------
                                                                                             1,655
                                                                                          --------
OIL & GAS REFINING & MARKETING (0.5%)
    12,500   Marathon Petroleum Corp.                                                          591
     3,550   Phillips 66 Co.                                                                   134
     2,200   Tesoro Corp.*                                                                      61
    10,300   Valero Energy Corp.                                                               283
       600   Western Refining, Inc.                                                             14
                                                                                          --------
                                                                                             1,083
                                                                                          --------
OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    22,300   Williams Companies, Inc.                                                          709
                                                                                          --------
             Total Energy                                                                   11,302
                                                                                          --------
FINANCIALS (7.2%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
       700   BlackRock, Inc."A"                                                                119
     2,400   Franklin Resources, Inc.                                                          276
                                                                                          --------
                                                                                               395
                                                                                          --------
CONSUMER FINANCE (0.4%)
    11,200   Discover Financial Services                                                       403
     1,800   Nelnet, Inc."A"                                                                    42
    31,700   SLM Corp.                                                                         507
                                                                                          --------
                                                                                               952
                                                                                          --------
DIVERSIFIED BANKS (0.8%)
   11,000   U.S. Bancorp                                                                       369
   44,100   Wells Fargo & Co.                                                                1,491
                                                                                          --------
                                                                                             1,860
                                                                                          --------
INVESTMENT BANKING & BROKERAGE (0.7%)
    9,000   Goldman Sachs Group, Inc.                                                          908
   11,600   Jefferies Group, Inc.                                                              146
   42,400   Morgan Stanley                                                                     579
                                                                                          --------
                                                                                             1,633
                                                                                          --------
LIFE & HEALTH INSURANCE (0.3%)
    5,000   AFLAC, Inc.                                                                        219
    9,600   MetLife, Inc.                                                                      295
    5,200   Symetra Financial Corp.                                                             61
    8,100   Unum Group                                                                         153
                                                                                          --------
                                                                                               728
                                                                                          --------
MULTI-LINE INSURANCE (0.4%)
    1,800   American Financial Group, Inc.                                                      68
    1,500   American International Group, Inc.*                                                 47
    6,900   Assurant, Inc.                                                                     250
   30,000   Genworth Financial, Inc."A"*                                                       151
    5,200   HCC Insurance Holdings, Inc.                                                       159
    2,000   Loews Corp.                                                                         79
                                                                                          --------
                                                                                               754
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
   14,200   Bank of America Corp.                                                              104
   39,100   Citigroup, Inc.                                                                  1,061
   42,800   JPMorgan Chase & Co.                                                             1,541
                                                                                          --------
                                                                                             2,706
                                                                                          --------
PROPERTY & CASUALTY INSURANCE (0.7%)
    7,700   ACE Ltd.                                                                           566
    6,500   Berkshire Hathaway, Inc."B"*                                                       551
   23,900   XL Group plc                                                                       494
                                                                                          --------
                                                                                             1,611
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
REAL ESTATE SERVICES (0.2%)
     4,000   CBRE Group, Inc.*                                                            $     62
     5,200   Jones Lang LaSalle, Inc.                                                          347
                                                                                          --------
                                                                                               409
                                                                                          --------
REGIONAL BANKS (0.8%)
    10,100   BB&T Corp.                                                                        317
     3,000   Fifth Third Bancorp                                                                41
    36,600   Huntington Bancshares, Inc.                                                       227
    38,400   KeyCorp                                                                           306
     4,600   PNC Financial Services Group, Inc.                                                272
    26,800   Regions Financial Corp.                                                           187
    20,500   SunTrust Banks, Inc.                                                              485
                                                                                          --------
                                                                                             1,835
                                                                                          --------
REINSURANCE (0.1%)
     1,500   Reinsurance Group of America, Inc."A"                                              84
                                                                                          --------
REITs - DIVERSIFIED (0.2%)
     4,600   Vornado Realty Trust                                                              384
     3,200   Winthrop Realty Trust, Inc.                                                        39
                                                                                          --------
                                                                                               423
                                                                                          --------
REITs - INDUSTRIAL (0.1%)
    12,000   First Industrial Realty Trust, Inc.*                                              153
                                                                                          --------
REITs - MORTGAGE (0.1%)
     5,200   American Capital Agency Corp.                                                     182
    19,400   Resource Capital Corp.                                                            106
                                                                                          --------
                                                                                               288
                                                                                          --------
REITs - OFFICE (0.2%)
    13,900   CommonWealth REIT                                                                 253
     5,200   Franklin Street Properties Corp.                                                   54
                                                                                          --------
                                                                                               307
                                                                                          --------
REITs - RESIDENTIAL (0.1%)
     3,300   Camden Property Trust                                                             235
                                                                                          --------
REITs - RETAIL (0.2%)
    18,600   General Growth Properties                                                         337
     6,300   Inland Real Estate Corp.                                                           50
       600   Simon Property Group, Inc.                                                         97
                                                                                          --------
                                                                                               484
                                                                                          --------
REITs - SPECIALIZED (0.5%)
     7,000   American Tower Corp.                                                              506
     6,900   Ashford Hospitality Trust, Inc.                                                    53
     1,000   Chatham Lodging Trust                                                              14
     7,300   DiamondRock Hospitality Co.                                                        69
     9,800   Hospitality Properties Trust                                                      238
     7,400   RLJ Lodging Trust                                                                 130
     2,900   Summit Hotel Properties, Inc.                                                      24
                                                                                          --------
                                                                                             1,034
                                                                                          --------
             Total Financials                                                               15,891
                                                                                          --------
HEALTH CARE (5.8%)
------------------
BIOTECHNOLOGY (1.1%)
     7,900   Amgen, Inc.                                                                       653
     5,300   Biogen Idec, Inc.*                                                                773
    10,900   Celgene Corp.*                                                                    746
     1,900   Myriad Genetics, Inc.*                                                             47
     2,700   United Therapeutics Corp.*                                                        148
                                                                                          --------
                                                                                             2,367
                                                                                          --------
HEALTH CARE EQUIPMENT (1.2%)
     9,300   Baxter International, Inc.                                                        544
     3,600   Becton, Dickinson and Co.                                                         273
     1,000   C.R. Bard, Inc.                                                                    97
       700   Covidien plc                                                                       39
     2,200   Hill-Rom Holdings, Inc.                                                            57
     1,050   Intuitive Surgical, Inc.*                                                         506
     7,200   Medtronic, Inc.                                                                   284
     1,600   Sirona Dental Systems, Inc.*                                                       69
     8,300   St. Jude Medical, Inc.                                                            310
     6,600   Stryker Corp.                                                                     343
     1,300   Thoratec Corp.*                                                                    45
                                                                                          --------
                                                                                             2,567
                                                                                          --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.0%)
     1,200   Computer Programs and Systems, Inc.                                          $     59
                                                                                          --------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
     1,100   Agilent Technologies, Inc.                                                         42
     1,400   Charles River Laboratories International, Inc.*                                    48
     3,300   Life Technologies Corp.*                                                          145
       300   Mettler Toledo International, Inc.*                                                46
     1,900   PerkinElmer, Inc.                                                                  49
       600   Thermo Fisher Scientific, Inc.                                                     33
                                                                                          --------
                                                                                               363
                                                                                          --------
MANAGED HEALTH CARE (1.0%)
    14,200   Aetna, Inc.                                                                       512
       800   CIGNA Corp.                                                                        32
       600   Health Net, Inc.*                                                                  13
     5,600   Humana, Inc.                                                                      345
    16,800   UnitedHealth Group, Inc.                                                          859
     9,700   WellPoint, Inc.                                                                   517
                                                                                          --------
                                                                                             2,278
                                                                                          --------
PHARMACEUTICALS (2.3%)
    19,200   Abbott Laboratories                                                             1,273
    19,300   Eli Lilly and Co.                                                                 850
    13,000   Johnson & Johnson                                                                 900
    19,300   Merck & Co., Inc.                                                                 853
    52,700   Pfizer, Inc.                                                                    1,267
     1,200   Warner Chilcott plc "A"*                                                           20
       800   Watson Pharmaceuticals, Inc.*                                                      62
                                                                                          --------
                                                                                             5,225
                                                                                          --------
             Total Health Care                                                              12,859
                                                                                          --------
INDUSTRIALS (5.2%)
------------------
AEROSPACE & DEFENSE (1.0%)
     5,400   Alliant Techsystems, Inc.                                                         250
       700   Engility Holdings, Inc.*                                                           10
     9,700   General Dynamics Corp.                                                            615
     4,900   Honeywell International, Inc.                                                     285
     1,000   Huntington Ingalls Industries, Inc.*                                               39
     1,200   L-3 Communications Holdings, Inc.                                                  85
     7,600   Northrop Grumman Corp.                                                            503
     4,600   United Technologies Corp.                                                         343
                                                                                          --------
                                                                                             2,130
                                                                                          --------
AIR FREIGHT & LOGISTICS (0.0%)
       700   FedEx Corp.                                                                        63
                                                                                          --------
AIRLINES (0.0%)
       200   Allegiant Travel Co.*                                                              14
     8,600   Delta Air Lines, Inc.*                                                             83
       700   United Continental Holdings, Inc.*                                                 13
                                                                                          --------
                                                                                               110
                                                                                          --------
BUILDING PRODUCTS (0.1%)
     7,800   Fortune Brands, Inc.*                                                             173
     1,100   Universal Forest Products, Inc.                                                    35
                                                                                          --------
                                                                                               208
                                                                                          --------
CONSTRUCTION & ENGINEERING (0.2%)
    10,800   KBR, Inc.                                                                         283
     6,100   URS Corp.                                                                         214
                                                                                          --------
                                                                                               497
                                                                                          --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
     7,800   AGCO Corp.*                                                                       342
       500   American Railcar Industries*                                                       15
     1,400   Cascade Corp.                                                                      66
     7,200   Cummins, Inc.                                                                     690
     2,500   Deere & Co.                                                                       192
       900   NACCO Industries, Inc."A"                                                          90
     9,400   Oshkosh Corp.*                                                                    212
     4,200   Toro Co.                                                                          158
                                                                                          --------
                                                                                             1,765
                                                                                          --------
DIVERSIFIED SUPPORT SERVICES (0.1%)
     6,800   Copart, Inc.*                                                                     161
       600   Encore Capital Group, Inc.*                                                        17
                                                                                          --------
                                                                                               178
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    13,400   Emerson Electric Co.                                                         $    640
     4,000   EnerSys*                                                                          137
       300   Roper Industries, Inc.                                                             30
                                                                                          --------
                                                                                               807
                                                                                          --------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
     6,900   Babcock & Wilcox Co.*                                                             173
                                                                                          --------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     2,600   Manpower, Inc.                                                                     93
                                                                                          --------
INDUSTRIAL CONGLOMERATES (1.2%)
     6,600   3M Co.                                                                            602
    94,600   General Electric Co.                                                            1,963
                                                                                          --------
                                                                                             2,565
                                                                                          --------
INDUSTRIAL MACHINERY (0.4%)
       400   Crane Co.                                                                          15
     5,100   Dover Corp.                                                                       278
     5,300   Ingersoll-Rand plc                                                                225
     1,500   L.B. Foster Co."A"                                                                 44
     3,100   NN, Inc.*                                                                          28
     6,600   Timken Co.                                                                        239
                                                                                          --------
                                                                                               829
                                                                                          --------
RAILROADS (0.8%)
    21,600   CSX Corp.                                                                         496
     9,000   Norfolk Southern Corp.                                                            666
     4,400   Union Pacific Corp.                                                               540
                                                                                          --------
                                                                                             1,702
                                                                                          --------
RESEARCH & CONSULTING SERVICES (0.0%)
     1,800   Navigant Consulting, Inc.*                                                         21
                                                                                          --------
SECURITY & ALARM SERVICES (0.0%)
     2,100   Brink's Co.                                                                        49
                                                                                          --------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
     3,400   Applied Industrial Technologies, Inc.                                             126
     1,900   DXP Enterprises, Inc.*                                                             84
       500   MSC Industrial Direct Co., Inc."A"                                                 35
                                                                                          --------
                                                                                               245
                                                                                          --------
             Total Industrials                                                              11,435
                                                                                          --------
INFORMATION TECHNOLOGY (9.2%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
     8,300   Intuit, Inc.                                                                      482
     2,400   SS&C Technologies Holdings, Inc.*                                                  58
                                                                                          --------
                                                                                               540
                                                                                          --------
COMMUNICATIONS EQUIPMENT (1.0%)
    52,900   Cisco Systems, Inc.                                                               844
     3,400   F5 Networks, Inc.*                                                                317
     7,600   Netgear, Inc.*                                                                    263
    12,500   QUALCOMM, Inc.                                                                    746
                                                                                          --------
                                                                                             2,170
                                                                                          --------
COMPUTER HARDWARE (2.5%)
     7,800   Apple, Inc.*                                                                    4,764
    21,900   Dell, Inc.*                                                                       260
    33,000   Hewlett-Packard Co.                                                               602
                                                                                          --------
                                                                                             5,626
                                                                                          --------
COMPUTER STORAGE & PERIPHERALS (0.2%)
    14,300   EMC Corp.*                                                                        375
     3,600   Xyratex Ltd.                                                                       42
                                                                                          --------
                                                                                               417
                                                                                          --------
DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
     9,500   CoreLogic, Inc.*                                                                  218
       200   Fiserv, Inc.*                                                                      14
     8,900   Lender Processing Services, Inc.                                                  220
     1,000   Syntel, Inc.                                                                       58
     2,300   Visa, Inc."A"                                                                     297
                                                                                          --------
                                                                                               807
                                                                                          --------
ELECTRONIC COMPONENTS (0.3%)
    16,000   Corning, Inc.                                                                     183
    10,300   Dolby Laboratories, Inc."A"*                                                      363
                                                                                          --------
                                                                                               546
                                                                                          --------

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18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.6%)
     2,900   CoStar Group, Inc.*                                                          $    239
     7,000   Dice Holdings, Inc.*                                                               53
     1,110   Google, Inc."A"*                                                                  703
     3,900   IAC/InterActiveCorp.                                                              205
     8,400   United Online, Inc.                                                                36
     9,000   Yahoo!, Inc.*                                                                     142
                                                                                          --------
                                                                                             1,378
                                                                                          --------
IT CONSULTING & OTHER SERVICES (1.0%)
     7,700   Accenture plc "A"                                                                 464
     7,700   International Business Machines Corp.                                           1,509
     9,600   SAIC, Inc.                                                                        111
    11,700   Unisys Corp.*                                                                     228
                                                                                          --------
                                                                                             2,312
                                                                                          --------
SEMICONDUCTOR EQUIPMENT (0.2%)
    35,400   Applied Materials, Inc.                                                           385
       800   KLA-Tencor Corp.                                                                   41
     1,800   Ultra Clean Holdings, Inc.*                                                        11
                                                                                          --------
                                                                                               437
                                                                                          --------
SEMICONDUCTORS (0.8%)
    56,900   Intel Corp.                                                                     1,462
    36,800   LSI Corp.*                                                                        254
     1,700   Monolithic Power Systems, Inc.*                                                    33
                                                                                          --------
                                                                                             1,749
                                                                                          --------
SYSTEMS SOFTWARE (1.8%)
    13,900   CA, Inc.                                                                          335
    63,800   Microsoft Corp.                                                                 1,880
    40,900   Oracle Corp.                                                                    1,235
    22,300   Symantec Corp.*                                                                   351
     2,800   VMware, Inc."A"*                                                                  254
                                                                                          --------
                                                                                             4,055
                                                                                          --------
TECHNOLOGY DISTRIBUTORS (0.2%)
     7,700   Avnet, Inc.*                                                                      243
    11,200   Ingram Micro, Inc."A"*                                                            168
       700   Tech Data Corp.*                                                                   35
                                                                                          --------
                                                                                               446
                                                                                          --------
             Total Information Technology                                                   20,483
                                                                                          --------
MATERIALS (1.6%)
----------------
ALUMINUM (0.2%)
    41,900   Alcoa, Inc.                                                                       355
     4,000   Noranda Aluminum Holding Corp.                                                     25
                                                                                          --------
                                                                                               380
                                                                                          --------
COMMODITY CHEMICALS (0.1%)
     4,100   Koppers Holdings, Inc.                                                            135
                                                                                          --------
DIVERSIFIED CHEMICALS (0.2%)
     5,800   Eastman Chemical Co.                                                              303
     5,800   Huntsman Corp.                                                                     73
     3,000   LSB Industries, Inc.*                                                              97
       800   PPG Industries, Inc.                                                               88
                                                                                          --------
                                                                                               561
                                                                                          --------
DIVERSIFIED METALS & MINING (0.3%)
    13,300   Freeport-McMoRan Copper & Gold, Inc.                                              448
    10,700   Southern Copper Corp.                                                             345
                                                                                          --------
                                                                                               793
                                                                                          --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     3,400   CF Industries Holdings, Inc.                                                      666
                                                                                          --------
METAL & GLASS CONTAINERS (0.1%)
       700   Greif, Inc."A"                                                                     30
    10,400   Owens-Illinois, Inc.*                                                             192
                                                                                          --------
                                                                                               222
                                                                                          --------
PAPER PRODUCTS (0.1%)
       600   Domtar Corp.                                                                       44
     2,000   Schweitzer-Mauduit International, Inc.                                            136
                                                                                          --------
                                                                                               180
                                                                                          --------
SPECIALTY CHEMICALS (0.2%)
     4,200   Celanese Corp."A"                                                                 160
     3,900   LyondellBasell Industries N.V."A"                                                 174
     1,200   Sherwin-Williams Co.                                                              161
                                                                                          --------
                                                                                               495
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES       SECURITY                                                                        (000)
--------------------------------------------------------------------------------------------------
STEEL (0.1%)
     4,000   Reliance Steel & Aluminum Co.                                                $    206
                                                                                          --------
             Total Materials                                                                 3,638
                                                                                          --------
TELECOMMUNICATION SERVICES (1.1%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
     5,200   Premiere Global Services, Inc.*                                                    48
                                                                                          --------
INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
    33,000   AT&T, Inc.                                                                      1,251
    23,100   Verizon Communications, Inc.                                                    1,043
                                                                                          --------
                                                                                             2,294
                                                                                          --------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    19,300   MetroPCS Communications, Inc.*                                                    169
                                                                                          --------
             Total Telecommunication Services                                                2,511
                                                                                          --------
UTILITIES (1.5%)
----------------
ELECTRIC UTILITIES (0.7%)
     6,500   El Paso Electric Co.                                                              220
     4,500   Entergy Corp.                                                                     327
       500   Exelon Corp.                                                                       20
    15,100   NV Energy, Inc.                                                                   276
    15,000   PPL Corp.                                                                         433
     4,300   Southern Co.                                                                      207
                                                                                          --------
                                                                                             1,483
                                                                                          --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
    25,300   AES Corp.*                                                                        305
    10,300   NRG Energy, Inc.                                                                  204
                                                                                          --------
                                                                                               509
                                                                                          --------
MULTI-UTILITIES (0.5%)
     5,600   Dominion Resources, Inc.                                                          304
     2,900   PG&E Corp.                                                                        134
    19,100   Public Service Enterprise Group, Inc.                                             635
                                                                                          --------
                                                                                             1,073
                                                                                          --------

--------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
--------------------------------------------------------------------------------------------------
WATER UTILITIES (0.1%)
       400   American States Water Co.                                                          17
     8,500   American Water Works Co., Inc.                                                    308
                                                                                          --------
                                                                                               325
                                                                                          --------
             Total Utilities                                                                 3,390
                                                                                          --------
             Total Common Stocks (cost: $92,229)                                           101,612
                                                                                          --------
PREFERRED SECURITIES (2.5%)

CONSUMER STAPLES (0.5%)
-----------------------
AGRICULTURAL PRODUCTS (0.5%)
    10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable,
               perpetual(a)                                                                  1,023
                                                                                          --------
FINANCIALS (1.6%)
-----------------
LIFE & HEALTH INSURANCE (0.3%)
    28,000   Delphi Financial Group, Inc., 7.38%, perpetual                                    696
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
    32,931   ING Groep N.V., 7.20%, perpetual                                                  819
        10   International Lease Finance Corp., 0.39%, perpetual(b)                            600
                                                                                          --------
                                                                                             1,419
                                                                                          --------
REINSURANCE (0.4%)
       500   American Overseas Group Ltd., 7.50%, non-cumulative,  perpetual, acquired
               3/09/2007; cost $526*(b),(c)                                                    125
      $804   Swiss Re Capital I, LP, 6.85%, redeemable, perpetual(a)                           787
                                                                                          --------
                                                                                               912
                                                                                          --------

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20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                                                       VALUE
(000)         SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
REITs - OFFICE (0.3%)
$   20,000   Commonwealth REIT, Series E, 7.25%, cumulative redeemable, perpetual         $    533
                                                                                          --------
             Total Financials                                                                3,560
                                                                                          --------
INDUSTRIALS (0.4%)
------------------
OFFICE SERVICES & SUPPLIES (0.4%)
     1,065   Pitney Bowes International Holdings, Series F, 6.13%, cumulative
               redeemable, perpetual(a)                                                        955
                                                                                          --------
             Total Preferred Securities (cost: $5,708)                                       5,538
                                                                                          --------
EXCHANGE-TRADED FUNDS (22.3%)

DOMESTIC EXCHANGE-TRADED FUNDS (0.4%)
    12,300   iShares Russell 1000 Index Fund                                                   935
                                                                                          --------
FOREIGN EXCHANGE-TRADED FUNDS (21.9%)
   640,858   iShares MSCI EAFE Index Fund                                                   32,043
   415,622   Vanguard MSCI Emerging Markets ETF                                             16,633
                                                                                          --------
             Total Foreign Exchange-Traded Funds                                            48,676
                                                                                          --------
             Total Exchange-Traded Funds (cost: $55,966)                                    49,611
                                                                                          --------
             Total Equity Securities (cost: $153,903)                                      156,761
                                                                                          --------

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              BONDS (27.0%)

              CORPORATE OBLIGATIONS (13.4%)

              ENERGY (1.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
$      600    Quicksilver Resources, Inc.                    7.13%       4/01/2016        $    483
                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (1.2%)
     1,000    Enbridge Energy Partners, LP                   8.05       10/01/2037           1,117
       600    Enterprise Products Operating, LP              7.03        1/15/2068             654
     1,000    Southern Union Co.                             3.48(d)    11/01/2066             820
                                                                                          --------
                                                                                             2,591
                                                                                          --------
              Total Energy                                                                   3,074
                                                                                          --------
              FINANCIALS (9.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       275    State Street Capital Trust IV                  1.47(d)     6/15/2037             206
                                                                                          --------
              CONSUMER FINANCE (0.5%)
       500    American Express Co.                           6.80        9/01/2066             533
       611    Capital One Financial Corp.                    7.69        8/15/2036             620
                                                                                          --------
                                                                                             1,153
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.4%)
$      805    Schwab Capital Trust I                          7.50%     11/15/2037        $    839
                                                                                          --------
              LIFE & HEALTH INSURANCE (0.8%)
       500    Great-West Life & Annuity Insurance Co.(a)      7.15       5/16/2046             498
       500    Lincoln National Corp.                          7.00       5/17/2066             499
       500    Principal Financial Global Fund, LLC            0.98(d)    1/10/2031             385
       500    StanCorp Financial Group, Inc.                  6.90       6/01/2067             479
                                                                                          --------
                                                                                             1,861
                                                                                          --------
              MULTI-LINE INSURANCE (1.7%)
     1,500    Genworth Financial, Inc.                        6.15      11/15/2066             881
     1,500    Glen Meadow(a)                                  6.51       2/12/2067           1,114
     1,000    Nationwide Mutual Insurance Co.(a)              5.81      12/15/2024             916
       800    ZFS Finance USA Trust V(a)                      6.50       5/09/2037             808
                                                                                          --------
                                                                                             3,719
                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     1,000    JPMorgan Chase Capital XIII                     1.41(d)    9/30/2034             705
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.8%)
     1,000    Allstate Corp.                                  6.13       5/15/2037           1,019
       500    Chubb Corp.                                     6.38(d)    3/29/2067             525
       500    HSB Group, Inc.                                 1.37(d)    7/15/2027             374
       500    Ironshore Holdings, Inc.(a)                     8.50       5/15/2020             553
       500    Progressive Corp.                               6.70       6/15/2037             533
     1,000    Travelers Companies, Inc.                       6.25       3/15/2037           1,050
                                                                                          --------
                                                                                             4,054
                                                                                          --------
              REGIONAL BANKS (2.9%)
       150    First Empire Capital Trust I                    8.23       2/01/2027             162
     1,000    First Republic Bank Corp.                       7.75       9/15/2012           1,002
     1,000    Fulton Capital Trust I                          6.29       2/01/2036             953
     1,000    KeyCorp Capital I                               1.20(d)    7/01/2028             765
     1,000    Manufacturers & Traders Trust Co.               5.63      12/01/2021           1,008
       500    Regions Financial Corp.                         7.75      11/10/2014             551
       400    Susquehanna Bancshares, Inc.                    2.29(d)    5/01/2014             380
       500    Susquehanna Capital II                         11.00       3/23/2040             518
     1,000    TCF National Bank                               5.50       2/01/2016           1,068
                                                                                          --------
                                                                                             6,407
                                                                                          --------
              REINSURANCE (0.5%)
       500    Max USA Holdings Ltd.(a)                        7.20       4/14/2017             529
       500    Platinum Underwriters Finance, Inc.             7.50       6/01/2017             550
                                                                                          --------
                                                                                             1,079
                                                                                          --------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.2%)
$      577    Brixmor LLC, acquired 2/20/2009;cost $196      7.68%      11/02/2026        $    553
                                                                                          --------
              Total Financials                                                              20,576
                                                                                          --------
              INDUSTRIALS (0.4%)
              ------------------
              AEROSPACE & DEFENSE (0.4%)
     1,000    Textron Financial Corp.(a)                     6.00        2/15/2067             805
                                                                                          --------
              UTILITIES (2.4%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
       233    FPL Group Capital, Inc.                        6.65        6/15/2067             245
       500    PPL Capital Funding, Inc.                      6.70        3/30/2067             512
       949    Texas Competitive Electric Holdings Co.,
                LLC(e)                                       4.75       10/10/2017             606
                                                                                          --------
                                                                                             1,363
                                                                                          --------
              MULTI-UTILITIES (1.8%)
     1,000    Dominion Resources, Inc.                       7.50        6/30/2066           1,081
     1,005    Integrys Energy Group, Inc.                    6.11       12/01/2066           1,041
     1,000    Puget Sound Energy, Inc.                       6.97        6/01/2067           1,052
       725    Wisconsin Energy Corp.                         6.25        5/15/2067             766
                                                                                          --------
                                                                                             3,940
                                                                                          --------
              Total Utilities                                                                5,303
                                                                                          --------
              Total Corporate Obligations (cost: $26,873)                                   29,758
                                                                                          --------
              EURODOLLAR AND YANKEE OBLIGATIONS (2.7%)

              FINANCIALS (2.5%)
              -----------------
              DIVERSIFIED BANKS (1.1%)
     1,500    Barclays Bank plc                              1.00(d)             -(f)          668
     2,040    HSBC Bank plc                                  1.00(d)             -(f)          959
       500    Landsbanki Islands hf, acquired 10/12/2007;
                cost $500(a),(b),(c),(g)                     7.43                -(f)            -
       700    Royal Bank of Scotland Group plc               9.50(d)     3/16/2022             754
                                                                                          --------
                                                                                             2,381
                                                                                          --------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     1,000    Deutsche Bank Capital Trust IV                 4.59(d)             -(f)          665
                                                                                          --------
              MULTI-LINE INSURANCE (0.7%)
     1,555    AXA S.A.                                       1.98(d)             -(f)          750
     1,000    Oil Insurance Ltd.(a)                          3.44(d)             -(f)          874
                                                                                          --------
                                                                                             1,624
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
     1,000    QBE Insurance Group Ltd.(a)                    5.65        7/01/2023             938
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.0%)
$    1,000    Glitnir Banki hf, acquired 9/11/2006 and
                10/18/2006; cost $1,017(a),(b),(c),(g)       7.45%               -(f)     $      -
                                                                                          --------
              Total Financials                                                               5,608
                                                                                          --------
              INDUSTRIALS (0.2%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.2%)
       500    Hutchison Whampoa Ltd.(a)                      6.00                -(f)          519
                                                                                          --------
              Total Eurodollar and Yankee Obligations
                (cost: $7,604)                                                               6,127
                                                                                          --------
              COMMERCIAL MORTGAGE SECURITIES (7.5%)

              FINANCIALS (7.5%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (7.5%)
       500    Banc of America Commercial Mortgage, Inc.      5.77        5/10/2045             473
       400    Banc of America Commercial Mortgage, Inc.      5.46        9/10/2045             373
       230    Banc of America Commercial Mortgage, Inc.      5.68        7/10/2046             250
     1,000    Banc of America Commercial Mortgage, Inc.      5.18        9/10/2047             855
       500    Banc of America Commercial Mortgage, Inc.      6.20        2/10/2051             413
       500    Bear Stearns Commercial Mortgage
                Securities, Inc.                             4.99        9/11/2042             480
       500    Citigroup Commercial Mortgage Trust            5.40        7/15/2044             501
       530    Citigroup Commercial Mortgage Trust            5.73        3/15/2049             484
       480    Commercial Mortgage Pass-Through
                Certificates                                 5.21        6/10/2044             486
       500    Credit Suisse Commercial Mortgage Trust        5.55        2/15/2039             489
       745    Credit Suisse First Boston Mortgage
                Securities Corp.                             5.10        8/15/2038             760
     1,000    GE Capital Commercial Mortgage Corp.           5.61       12/10/2049             939
       500    GMAC Commercial Mortgage Securities, Inc.      4.97       12/10/2041             402
       250    GMAC Commercial Mortgage Securities, Inc.      4.98       12/10/2041             158
     1,000    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.04       10/15/2042             858
       690    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.57        4/15/2043             637
       500    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.33       12/15/2044             445
       378    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.33       12/15/2044             363
     1,000    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.48        5/15/2045             930
       690    Merrill Lynch Mortgage Trust                   5.24       11/12/2037             742
       250    Merrill Lynch Mortgage Trust                   5.10        7/12/2038             168

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                      COUPON                           VALUE
(000)         SECURITY                                       RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------
$       500   Merrill Lynch Mortgage Trust                   5.14%       7/12/2038        $    455
        135   Merrill Lynch Mortgage Trust                   5.31        7/12/2038              78
        670   Merrill Lynch Mortgage Trust                   5.67        5/12/2039             607
        500   Merrill Lynch Mortgage Trust                   5.01       10/12/2041             458
      1,000   ML-CFC Commercial Mortgage Trust               5.42        8/12/2048             958
        500   ML-CFC Commercial Mortgage Trust               6.16        8/12/2049             488
        500   Morgan Stanley Capital I, Inc.                 5.07        8/13/2042             509
        500   Morgan Stanley Capital I, Inc.                 5.79        7/12/2044             504
      1,000   Morgan Stanley Capital I, Inc.                 4.77        7/15/2056           1,016
        500   Wachovia Bank Commercial Mortgage Trust        5.60       10/15/2048             511
                                                                                          --------
              Total Financials                                                              16,790
                                                                                          --------
              Total Commercial Mortgage Securities
                (cost: $15,528)                                                             16,790
                                                                                          --------
              U.S. TREASURY SECURITIES (3.4%)

              BONDS (2.5%)
      5,000   3.00%, 5/15/2042                                                               5,438
                                                                                          --------
              NOTES (0.9%)
      2,000   1.75%, 5/15/2022                                                               2,048
                                                                                          --------

              Total U.S. Treasury Securities (cost: $7,111)                                  7,486
                                                                                          --------
              Total Bonds (cost: $57,116)                                                   60,161
                                                                                          --------

--------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.0%)

              MONEY MARKET FUNDS (2.0%)
  4,452,044   State Street Institutional Liquid Reserve Fund, 0.19%(h) (cost: $4,452)        4,452
                                                                                          --------

              TOTAL INVESTMENTS (COST: $215,471)                                          $221,374
                                                                                          ========

--------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
--------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.1%)
        150   Put - S&P 500 Index expiring August 18, 2012 at 1310                              68
         50   Put - S&P 500 Index expiring August 18, 2012 at 1340                              46
                                                                                          --------

              TOTAL PURCHASED OPTIONS (COST: $359)                                        $    114
                                                                                          ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $101,612             $     -           $  -       $101,612
  Preferred Securities                         -               4,813            725          5,538
  Exchange-Traded Funds:
    Domestic Equity Exchange-
      Traded Funds                           935                   -              -            935
    Foreign Exchange-Traded Funds         48,676                   -              -         48,676
Bonds:
  Corporate Obligations                        -              29,758              -         29,758
  Eurodollar And Yankee Obligations            -               6,127              -          6,127
  Commercial Mortgage Securities               -              16,790              -         16,790
  U.S. Treasury Securities                 7,486                   -              -          7,486
Money Market Instruments:
  Money Market Funds                       4,452                   -              -          4,452
Purchased Options                            114                   -              -            114
--------------------------------------------------------------------------------------------------
Total                                   $163,275             $57,488           $725       $221,488
--------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                                       PREFERRED
                                                                      SECURITIES
--------------------------------------------------------------------------------
Balance as of July 31, 2011                                                $ 850
Purchases                                                                      -
Sales                                                                          -
Transfers into Level 3                                                       275
Transfers out of Level 3                                                       -
Net realized gain (loss) on investments                                        -
Change in net unrealized appreciation/depreciation on investments           (400)
--------------------------------------------------------------------------------
Balance as of July 31, 2012                                                $ 725
--------------------------------------------------------------------------------

For the period of August 1, 2011, through July 31, 2012, a preferred security with a fair value of $275,000 was transferred from Level 2 to Level 3. The fair value method included adjustments using recent tender offers related to the security. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.4% of net assets at July 31, 2012.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (b) Security was fair valued at July 31, 2012, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2012, was $125,000, which represented 0.01% of the Fund's net assets.

    (d) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2012.

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

    (e) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2012. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) Currently the issuer is in default with respect to interest and/or principal payments.

    (h) Rate represents the money market fund annualized seven-day yield at July 31, 2012.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $215,471)             $221,374
  Purchased options, at market value (cost of $359)                              114
  Cash                                                                            14
  Receivables:
    Capital shares sold                                                           52
    USAA Asset Management Company (Note 6D)                                      173
    Dividends and interest                                                       818
    Securities sold                                                              198
                                                                            --------
      Total assets                                                           222,743
                                                                            --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                       78
  Accrued management fees                                                        148
  Accrued transfer agent's fees                                                    4
  Other accrued expenses and payables                                             86
                                                                            --------
      Total liabilities                                                          316
                                                                            --------
        Net assets applicable to capital shares outstanding                 $222,427
                                                                            ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $224,678
  Accumulated undistributed net investment income                              2,345
  Accumulated net realized loss on investments, options, and
    futures transactions                                                     (10,254)
  Net unrealized appreciation of investments and options                       5,658
                                                                            --------
        Net assets applicable to capital shares outstanding                 $222,427
                                                                            ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                              20,466
                                                                            ========
  Net asset value, redemption price, and offering price per share           $  10.87
                                                                            ========

See accompanying notes to financial statements.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $13)                          $ 3,754
  Interest                                                                    4,097
                                                                            -------
      Total income                                                            7,851
                                                                            -------
EXPENSES
  Management fees                                                             1,692
  Administration and servicing fees                                             323
  Transfer agent's fees                                                       1,631
  Custody and accounting fees                                                   142
  Postage                                                                       114
  Shareholder reporting fees                                                     67
  Trustees' fees                                                                 13
  Registration fees                                                              26
  Professional fees                                                              78
  Other                                                                          11
                                                                            -------
      Total expenses                                                          4,097
  Expenses reimbursed                                                        (1,122)
                                                                            -------
      Net expenses                                                            2,975
                                                                            -------
NET INVESTMENT INCOME                                                         4,876
                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments                                                               2,585
    Options                                                                  (1,103)
    Futures transactions                                                       (823)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                              (5,872)
    Options                                                                    (274)
    Futures contracts                                                          (117)
                                                                            -------
      Net realized and unrealized loss                                       (5,604)
                                                                            -------
  Decrease in net assets resulting from operations                          $  (728)
                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                2012          2011
----------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                     $  4,876      $  4,290
  Net realized gain on investments                             2,585        16,287
  Net realized loss on options                                (1,103)       (1,074)
  Net realized gain (loss) on futures transactions              (823)          413
  Change in net unrealized appreciation/depreciation of:
    Investments                                               (5,872)       13,722
    Options                                                     (274)          176
    Futures contracts                                           (117)          117
                                                            ----------------------
    Increase (decrease) in net assets resulting
      from operations                                           (728)       33,931
                                                            ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (4,800)       (5,080)
                                                            ----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                   25,975        24,924
  Reinvested dividends                                         4,777         5,055
  Cost of shares redeemed                                    (29,745)      (32,178)
                                                            ----------------------
    Increase (decrease) in net assets from capital
      share transactions                                       1,007        (2,199)
                                                            ----------------------
  Net increase (decrease) in net assets                       (4,521)       26,652
NET ASSETS
  Beginning of year                                          226,948       200,296
                                                            ----------------------
  End of year                                               $222,427      $226,948
                                                            ======================
Accumulated undistributed net investment income:
  End of year                                               $  2,345      $  2,348
                                                            ======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                  2,447         2,299
  Shares issued for dividends reinvested                         474           476
  Shares redeemed                                             (2,814)       (2,992)
                                                            ----------------------
    Increase (decrease) in shares outstanding                    107          (217)
                                                            ======================

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and one of the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

         Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.   Options are valued by a pricing service at the National Best Bid/Offer
         (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

         determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred securities and all bonds, except U.S. Treasuries, which are valued based on methods discussed in Note 1A5.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by tender offers or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2012* (IN THOUSANDS)

                                      ASSET DERIVATIVES                    LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------------
                                STATEMENT OF                       STATEMENT OF
                                ASSETS AND                         ASSETS AND
DERIVATIVES NOT ACCOUNTED       LIABILITIES                        LIABILITIES
FOR AS HEDGING INSTRUMENTS      LOCATION          FAIR VALUE       LOCATION                 FAIR VALUE
-------------------------------------------------------------------------------------------------------
Equity contracts                Purchased           $114**            -                        -
                                options; Net
                                unrealized
                                appreciation of
                                investments,
                                options, and
                                futures contracts
-------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2012, see the portfolio of investments, which also is indicative of activity for the period ended July 31, 2012.

    ** Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2012 (IN THOUSANDS)

DERIVATIVES                                                         CHANGE IN UNREALIZED
NOT ACCOUNTED        STATEMENT OF                                   APPRECIATION
FOR AS HEDGING       OPERATIONS                 REALIZED LOSS       (DEPRECIATION)
INSTRUMENTS          LOCATION                   ON DERIVATIVES      ON DERIVATIVES
----------------------------------------------------------------------------------------
Equity contracts     Net realized loss            $(1,926)                $(391)
                     on options and
                     futures transactions/
                     Change in net
                     unrealized appreciation/
                     depreciation of options
                     and futures contracts
----------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS --
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

    the year ended July 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended July 31, 2012, the Fund did not receive any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

For the year ended July 31, 2012, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for return of capital dividends, passive foreign investment corporations, and partnership adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $79,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2012, and 2011, was as follows:

                                        2012                  2011
                                    ---------------------------------
Ordinary income*                    $4,800,000             $5,080,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                        $ 2,347,000
Accumulated capital and other losses                                  (9,620,000)
Unrealized appreciation of investments                                 4,785,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $752,000, to offset capital gains. At July 31, 2012, the Fund had pre-enactment capital loss carryforwards of $9,620,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-----------------------------------------
  EXPIRES                        BALANCE
-----------                    ----------
   2017                        $6,477,000
   2018                         3,143,000
                               ----------
                   Total       $9,620,000
                               ==========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2012, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2012, were $178,479,000 and $177,514,000, respectively.

As of July 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $216,703,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2012, for federal income tax purposes, were $18,337,000 and $13,552,000, respectively, resulting in net unrealized appreciation of $4,785,000.

For the year ended July 31, 2012 transactions in written call and put options* were as follows:

                                                                   PREMIUMS
                                            NUMBER OF              RECEIVED
                                            CONTRACTS               (000's)
                                            -------------------------------
Outstanding at July 31, 2011                  1,000                 $    58
Options written                               6,150                   5,124
Options terminated in closing
purchase transactions                        (6,920)                 (4,705)
Options expired                                (230)                   (477)
                                            -------------------------------
Outstanding at July 31, 2012                      -                 $     -
                                            ===============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2012, the Fund received securities-lending income of less than $500, which is net of the 20% income retained by Citibank. As of July 31, 2012, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------
+/- 1.00% to 4.00%                   +/- 0.04%
+/- 4.01% to 7.00%                   +/- 0.05%
+/- 7.01% and greater                +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $1,692,000, which included a 0.04% performance adjustment of $75,000.

B. SUBADVISORY AGREEMENTS -- The Manager has entered into an investment subadvisory agreement with Quantitative Management Associates LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets invested in domestic stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, 0.15% on assets over $250 million of the portion of the Fund's average daily net assets that QMA manages. For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to QMA, of $165,000.

    Effective October 30, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU). For the year ended July 31, 2012, the Manager incurred subadvisory fees, paid or payable to CSSU, of $23,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $323,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    a portion of these expenses incurred by the Manager. For the year ended July 31, 2012, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2012, to limit the annual expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2012, the Fund incurred reimbursable expenses of $1,122,000, of which $173,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,631,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                     ----------------------------------------------------------------------
                                         2012            2011            2010            2009          2008
                                     ----------------------------------------------------------------------
Net asset value at
  beginning of period                $  11.15        $   9.73        $   8.45        $   9.66      $  10.70
                                     ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .24             .21             .30             .28           .23
  Net realized and
    unrealized gain (loss)               (.28)           1.46            1.30           (1.24)        (1.09)
                                     ----------------------------------------------------------------------
Total from investment operations         (.04)           1.67            1.60            (.96)         (.86)
                                     ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)           (.25)           (.32)           (.25)         (.18)
                                     ----------------------------------------------------------------------
Net asset value at end of period     $  10.87        $  11.15        $   9.73        $   8.45      $   9.66
                                     ======================================================================
Total return (%)*                        (.20)          17.32           19.00           (9.39)        (8.24)
Net assets at end of period (000)    $222,427        $226,948        $200,296        $172,415      $190,306
Ratios to average net assets:**
  Expenses (%)(a)                        1.38            1.38            1.38            1.38          1.38
  Expenses, excluding
    reimbursements (%)(a)                1.90            1.91            2.14            2.67          2.18
  Net investment income (%)              2.26            1.95            3.11            3.62          2.17
Portfolio turnover (%)                     85             133             188(b)          216(b)        113

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $215,580,000.
(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects increased trading activity due to asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

July 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2012, through July 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                    BEGINNING            ENDING           DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE     FEBRUARY 1, 2012 -
                                 FEBRUARY 1, 2012     JULY 31, 2012       JULY 31, 2012
                                 ---------------------------------------------------------
Actual                              $1,000.00           $1,022.60             $6.94

Hypothetical
  (5% return before expenses)        1,000.00            1,018.00              6.92

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.26% for the six-month period of February 1, 2012, through July 31, 2012.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENTS

July 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager reimbursed Fund expenses for the period covered by the third-party report.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2011, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2011, was in the top 10% of its performance universe for the three-year period ended December 31, 2011, and in the top 20% of its performance universe for the five-year period ended December 31, 2011.

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund, if any, is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's respective peer group and noted that the Board reviews at its

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

regularly scheduled meetings information about the Fund's performance results.

The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees*. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

  * Effective August 1, 2012, Patrick Bannigan joined the Board of Trustees of the Trust.

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PATRICK BANNIGAN(3, 4, 5, 6)
Trustee
Born: November 1965
Year of Election or Appointment: 2012

Director, Rx Matters Foundation, Inc. (12/11-present), a nonprofit foundation established to receive, obtain, and distribute medicines and other health care items to people in need; Director, All-In to Fight Cancer

================================================================================

64  | USAA FIRST START GROWTH FUND

================================================================================

(7/10-present), a nonprofit organization founded to educate and raise money in the effort to treat and find a cure for cancer; Senior Vice President and General Manager, RiverSource Investments (10/06-6/10). Mr. Bannigan brings to the Board extensive experience in the financial services industry, including experience as an officer of various mutual fund companies as well as over 23 years' mutual fund board-related experience.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

66  | USAA FIRST START GROWTH FUND

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Patrick Bannigan
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
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   31711-0912                                (C)2012, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2012 and 2011 were $391,388 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     09/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     10/01/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/28/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.